SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                           HIGH COUNTRY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                       [HIGH COUNTRY BANCORP LETTERHEAD]


                                 October 4, 2001




Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of High Country Bancorp, Inc. to be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado on Tuesday, October 30, 2001 at 5:00 p.m., local time.

     The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 2001 fiscal year. Directors and officers of the Company will be available to respond to any questions stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                          Sincerely,

                                          /s/ Larry D. Smith

                                          Larry D. Smith
                                          President and Chief Executive Officer

--------------------------------------------------------------------------------

                           HIGH COUNTRY BANCORP, INC.
                             7360 WEST US HIGHWAY 50
                             SALIDA, COLORADO 81201
                                 (719) 539-2516

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 30, 2001
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of High Country Bancorp, Inc. (the "Company"), will be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado, at 5:00 p.m., local time, on Tuesday, October 30, 2001.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 25, 2001, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Richard A. Young

                                  RICHARD A. YOUNG
                                  SECRETARY
Salida, Colorado
October 4, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           HIGH COUNTRY BANCORP, INC.
                             7360 WEST US HIGHWAY 50
                             SALIDA, COLORADO 81201

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 30, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of High Country Bancorp, Inc. (the "Company") to be used at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado on Tuesday, October 30, 2001, at 5:00 p.m., local time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about October 4, 2001.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on September 25, 2001 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 1,024,809 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and shares beneficially owned by all directors and executive officers as a group. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

                                                                                 PERCENT OF SHARES
NAME AND ADDRESS                              AMOUNT AND NATURE OF                OF COMMON STOCK
OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)                OUTSTANDING
-------------------                          -----------------------             -----------------
High Country Bancorp, Inc.                         103,141  (2)                      10.06%
Employee Stock Ownership Plan ("ESOP")
130 West 2nd Street
Salida, Colorado  81201

Donald Leigh Koch                                  100,282  (3)                       9.79
4 Muirfield Lane
St. Louis, Missouri 63141

Sandler O'Neill Asset Management LLC                80,000  (4)                       7.81
712 Fifth Avenue - 22nd Floor
New York, New York  10019

Larry D. Smith                                      78,705  (5)                       7.42
413 Poncha Boulevard
Salida, Colorado  81201

All Directors and Executive Officers               278,747  (6)                      24.58
  as a Group (6 persons)

_____________
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Glenn, Young and Harsh vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.
(3) Based on Amendment No. 3 to Schedule 13G filed on March 14, 2001. Includes shares beneficially owned by Koch Asset Management, L.L.C., an investment advisor to various individual clients. Mr. Koch is sole Managing Member of Koch Asset Management, L.L.C.
(4) Based on an Amendment No. 3 to Schedule 13D filed on March 20, 2001. Consists of shares beneficially owned by five funds, Malta Partners, L.P., Malta Hedge Fund, L.P., Malta Partners II, L.P., Malta Hedge Fund II, L.P. and Malta Offshore, Ltd. (collectively the "Partnerships"), SOAM Holdings, LLC ("Holdings"), the general partner of each of the Partnerships, Sandler O'Neill Asset Management LLC ("SOAM"), which provides administrative and management services to the Partnerships, and Terry Maltese, the managing member and President of Holdings and SOAM.
(5) Includes 36,368 shares that may be acquired upon the exercise of options exercisable within 60 days of the Record Date.
(6) Includes 72,735 shares that may be acquired upon the exercise of options exercisable within 60 days of the Record Date. Excludes shares with respect to which Directors Glenn, Young and Harsh may have "voting power" by virtue of their positions as trustees of the trusts holding 103,141 shares under the ESOP, 13,767 shares under the Management Recognition Plan and 3,120 shares under the 401(k) plan. Unallocated shares and shares for which no instructions have been received generally are voted by the trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of five members. Under the Company's Articles of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. At the Annual Meeting in order to keep the number of directors in each class equal, two directors will be elected for terms expiring at the Annual Meeting to be held in the year 2004. The Board of Directors has nominated Directors Philip W. Harsh and Scott G. Erchul, each to serve a term of three years, or until their successors are elected and qualified. Under Colorado law, directors are elected by a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

     Unless a contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute(s) as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

     The following table sets forth, for the nominees and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company's principal subsidiary, High Country Bank (the "Bank"), and the expiration of his current term as a director of the Company. Except as noted below, all such persons were initially appointed as directors of the Company in connection with the incorporation and organization of the Company in August 1997 and remained as such following the conversion of the Bank from mutual to stock form on December 11, 1997. Each director of the Company is also a member of the Board of Directors of the Bank.

                                                                                     SHARES OF
                                            YEAR FIRST                              COMMON STOCK
                                            ELECTED AS                              BENEFICIALLY
                          AGE AT THE         DIRECTOR        CURRENT TERM           OWNED AT THE       PERCENT OF
       NAME               RECORD DATE       OF THE BANK        TO EXPIRE           RECORD DATE (1)        CLASS
       ----               -----------       -----------        ---------           ---------------        -----

                                 BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004

Philip W. Harsh              56                1995              2001                  41,673  (2)        4.04%
Scott G. Erchul              39                1997              2001                  48,913             4.64

                                     DIRECTORS CONTINUING IN OFFICE

Richard A. Young             47                1992              2002                  29,485  (2)        2.86
Larry D. Smith               44                1987              2002                  78,705             7.42
Timothy R. Glenn             44                1991              2003                  40,247  (2)        3.90

------------
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power. Amounts shown include 7,273, 29,095, 7,273, 36,368 and 7,273 shares which may be acquired by Directors Harsh, Erchul, Young, Smith and Glenn, respectively, upon the exercise of options exercisable within 60 days of the Record Date.
(2) Excludes shares with respect to which Directors Harsh, Young and Glenn may have "voting power" by virtue of their positions as trustees of the trusts holding 103,141 shares under the ESOP, 13,767 shares under the Management Recognition Plan and 3,120 shares under the 401(k) plan. Unallocated shares and shares for which no instructions have been received generally are voted by the trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.

     The principal occupation of each nominee for director and each continuing director of the Company for the last five years is set forth below.

     PHILIP W. HARSH has been an owner and agent of the Fredrickson Brown Insurance Agency since 1990 and a Director of the Bank since 1995. He is a member of the Salida Chamber of Commerce and the Chamber of Commerce Business Development Group. Also, he has served as President of the ruling group for the Salida Public Golf Course and is past president of the Independent Insurance Agents of Colorado.

     SCOTT G. ERCHUL has been a member of the Board of Directors of the Bank since 1997. He currently serves as Vice President of the Company and the Bank, and has been Vice President of the Bank since 1991. His past and current community involvement include the Rotary Club, Academic Booster Club committee member and youth sports coach for football, baseball and soccer.

     RICHARD A. YOUNG currently serves as Secretary and Treasurer of the Company and the Bank. He has served as a Director of the Bank since 1992. He is a Certified Public Accountant and a partner in the accounting firm of Swartz & Young P.C. He is a high school football coach, treasurer and board member of the local Pop Warner Football League.

     LARRY D. SMITH currently serves as President and Chief Executive Officer of the Company and the Bank. Mr. Smith became President of the Bank in 1991 and has been a Director of the Bank since 1987. From 1978 to 1991, he served as Controller of the Bank. He is active in the Salida school system and youth sports by serving as a coach for various sports teams and by serving on the High School Building Accountability and Business Advisory Committees. He is also involved with several organizations which promote the academic and athletic development of the youth of Salida.

     TIMOTHY R. GLENN has served as a Director of the Bank since 1991. He is the Funeral Director and Owner of the Lewis & Glenn Funeral Home and the Coroner for Chaffee County, Colorado. His civic activities include the Salida Rotary Club, Elks Lodge, 4-H Club and the St. Joseph Catholic Church. He has also served as President and a member of the Board of Directors of the Colorado Association of Cemeteries.


--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company generally holds regular monthly meetings and holds special meetings as needed. During the year ended June 30, 2001, the Board of Directors of the Company met 12 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings of the Company held while he was a member during the year ended June 30, 2001 and the total number of meetings held by committees on which he served during such fiscal year.

     The Compensation Committee consists of the full Board of Directors and discusses compensation matters as required. The Board of Directors met two times as the Compensation Committee during the year ended June 30, 2001.

     The Board of Directors' Audit Committee consists of Directors Glenn and Young. The members of the Audit Committee are "independent," as "independent" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. During the year ended June 30, 2001, the Audit Committee met five times to examine and approve the audit report prepared by the independent auditors of the Bank, to review and recommend the independent auditors to be engaged by the Bank, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies. The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee's charter is attached to this Proxy Statement as Exhibit A.

     The Company's Nominating Committee consists of the entire Board of Directors and is responsible for considering potential nominees to the Board of Directors. The Board, in its capacity as the Nominating Committee, met once during the year ended June 30, 2001. In its deliberations, the nominating committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.


--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Directors' Fees. The Company's directors receive fees of $1,000 per month. This fee includes any Audit or Nominating Committee meeting. No additional fees are paid for serving on committees of the Board of Directors. During fiscal year 2001, the Company's directors' fees totaled $72,000.

     Directors are also eligible to participate in the Company's stock option plan and management recognition plan. During the year ended June 30, 2001 no awards were made to directors under these plans.


--------------------------------------------------------------------------------
                    EXECUTIVE COMPENSATION AND OTHER BENEFITS
--------------------------------------------------------------------------------

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for the last two fiscal years awarded to or earned by the Company's Chief Executive Officer. No executive officer of the Company earned salary and bonus in fiscal year 2001 exceeding $100,000 for services rendered in all capacities to the Company and the Bank, except for the Chief Executive Officer.

                                                                                     LONG-TERM  COMPENSATION
                                                                                     -----------------------
                                                     ANNUAL COMPENSATION                       AWARDS
                                            ---------------------------------------  -----------------------
                                                                                     RESTRICTED   SECURITIES
                                 FISCAL                              OTHER ANNUAL       STOCK     UNDERLYING    ALL OTHER
NAME                             YEAR       SALARY       BONUS      COMPENSATION(1)  AWARDS (2)   OPTIONS(#)  COMPENSATION
----                             ----       ------       -----      ---------------  ----------   ----------  ------------
Larry D. Smith                   2001    $  105,000    $  31,550       $  12,000      $      --         --     $73,282 (3)
Chief Executive Officer          2000        96,000       13,850          12,000             --         --      57,274
                                 1999        88,500       15,000          12,000        130,174     36,368      56,884

_____________
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers in fiscal 2001 did not exceed 10% of each of the executive officer's respective salary and bonus. Amounts shown represent compensation for serving on the Board of Directors.
(2) As of June 30, 2001, Mr. Smith held 2,478 shares of restricted Common Stock with an aggregate value of $38,409 based on the closing sale price of the Common Stock of $15.50, as reported on the Nasdaq SmallCap Market. All of such shares will vest on December 15, 2001. In the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a

                                       5

     share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted is distributed, plus interest on cash dividends.
(3) Contributions for Mr. Smith's benefit of: (i) $13,142 in the Long Term Incentive Plan (ii) 1,400 ESOP shares valued at $21,700 as of June 30, 2001, and (iii) 2,480 shares in the Management Recognition Plan Trust, which vested during fiscal 2001 and were valued at $38,440 as of June 30, 2001.

     Year-End  Option  Values.   The  following  table  sets  forth  information
concerning the value as of June 30, 2001 of options held by the executive officer named in the Summary Compensation Table set forth above.

                                           NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                          UNDERLYING UNEXERCISED              IN-THE-MONEY OPTIONS
                                        OPTIONS AT FISCAL YEAR-END           AT FISCAL YEAR-END (1)
                                        --------------------------          -------------------------
NAME                                     EXERCISABLE/UNEXERCISABLE          EXERCISABLE/UNEXERCISABLE
----                                     -------------------------          -------------------------
Larry D. Smith                                   36,368/0                         $86,374/$0

____________
(1) Based on the difference between the fair market value of the underlying Common Stock of $15.50 as quoted on the Nasdaq SmallCap Market on June 30, 2001 and the exercise price of $13.125 per share.

     No options were granted to or exercised by the named executive officer during fiscal year 2001, and no options held by any executive officer of the Company repriced during the past ten full fiscal years.

     Employment Agreements. The Company and the Bank have entered into employment agreements (the "Employment Agreements") under which Larry D. Smith serves as President and Chief Executive Officer of the Bank and the Company (the "Employee"). In such capacities, Mr. Smith is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors. The Boards believe that the Employment Agreements assure fair treatment of employees in their careers with the Company and the Bank by assuring them of some financial security.

     The Employment Agreements provide for a term of three years expiring on August 13, 2004, with an annual base salary equal to Mr. Smith's existing base salary rate in effect on the effective date. On each anniversary date of the commencement of the Employment Agreements, the term of Mr. Smith's employment may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that his performance has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide Mr. Smith with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. As of September 14, 2001, the base salary under Mr. Smith's contract was $116,000 per annum. The Employment Agreements terminate upon Mr. Smith's death, may terminate upon his disability and are terminable by the Bank for "just cause" (as defined in the Employment Agreements). In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Smith without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreements plus an additional 12 month's salary and, at his election, either continued participation in benefit plans which he would have been eligible to participate in through the Employment Agreements' expiration date or the cash equivalent thereof. If the Employment Agreements are terminated due to Mr. Smith's "disability" (as defined in the Employment Agreements), Mr. Smith will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to the establishment of his disability. In the event of Mr. Smith's death during the term of his Employment Agreement, his estate will be entitled to receive his salary through the last day of the calendar month in which the his death occurred. Mr. Smith is able to voluntarily terminate his Employment Agreement by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case he is entitled to receive only his compensation, vested rights, and benefits up to the date of termination.

     In the event of (i) Mr. Smith's involuntary termination of employment other than for "just cause" during the period beginning six months before a change in control and ending on the later of the first anniversary of the change in control or the expiration date of the Employment Agreements (the "Protected Period"), (ii) Mr. Smith's voluntary termination within 90 days of the occurrence of certain specified events occurring during the Protected Period which have not been consented to by him, or (iii) his voluntary termination of employment for any reason within the 30-day period beginning on the date of the change in control, he will be paid within 10 days of such termination (or the date of the change in control, whichever is later) an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and
(ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that he receives on account of the change in control.

     "Change in Control" means any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Holding Company thereof, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's Directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Exchange Act), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Notwithstanding the foregoing, a "Change in Control" shall not be deemed to
                                                                ---
occur solely by reason of a transaction in which the Bank converts to the stock form of organization, or creates an independent holding company in connection therewith. The decision of the Board as to whether a Change in Control has occurred shall be conclusive and binding.

     The payments that would be made to Mr. Smith assuming his termination of employment under the foregoing circumstances at June 30, 2001 would have been approximately $314,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Company and the Bank, or obtains a written settlement, in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.


--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     The Bank offers loans to its directors and officers. By law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2001, the Bank's loans to directors and executive officers totaled $1,338,000, or 8.08% of the Company's stockholders' equity, at that date. These loans are made in the ordinary course of business on substantially the same terms, including interest rates, as those prevailing for comparable transactions and do not involve more than the normal risk of repayment or present other unfavorable features.


--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     Grimsley, White & Company, which was the Company's independent auditors for the 2001 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 2002 fiscal year. A representative of Grimsley, White & Company is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors (the "Audit Committee") has:

     1. Reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2001with the management of the Company.

     2. Discussed with the Company's independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

     3. Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements, and discussed with the independent accountants the independent accountants' independence.

     Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2001 be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001.

                                           Members of the Audit Committee


                                           Timothy R. Glenn
                                           Richard A. Young



--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

AUDIT FEES

     During the fiscal year ended June 30, 2001, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended June 30, 2001 were $45,345, which were paid to Grimsley, White & Company.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Grimsley, White & Company to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended June 30, 2001.

ALL OTHER FEES

     For the fiscal year ended June 30, 2001, the Company paid no other fees to Grimsley, White & Company for other services (other than audit services and financial information systems design and implementation services).

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements, except that Directors Harsh, Erchul, Young, Smith and Glenn and Chief Financial Officer DeLay each filed a Form 5 for the 2001 fiscal year late. Such forms were filed on August 17, 2001.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2001 Annual Report to Stockholders, including financial statements, accompanies this Proxy Statement, which has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 15, 2001. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 7360 West US Highway 50, Salida, Colorado 81201 no later than June 6, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HIGH COUNTRY BANCORP, INC., 7360 WEST US HIGHWAY 50, SALIDA, COLORADO 81201.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Richard A. Young

                                 RICHARD A. YOUNG
                                 SECRETARY
Salida, Colorado
October 4, 2001

                                                                       EXHIBIT A
                              HIGH COUNTRY BANCORP
                             AUDIT COMMITTEE CHARTER


PURPOSE

The purpose of this charter is to identify the scope of the audit committee's responsibilities and the means by which it carries out those responsibilities. The charter will also explain the outside auditor's accountability to the board and audit committee. The audit committee will also ensure the independence of the outside auditor.


COMMITTEE MEMBERS

The members of the committee will be three independent directors. A director will not be considered as independent if, among other things, he or she has:

- Been employed by High Country Bancorp or its affiliates (HCBC) in the current or past three years. - Accepted any compensation from HCBC in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation).
- An immediate family member who is, or has been in the past three years, employed by HCBC as an executive officer.
- Been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, of from which it received, payments that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.
- Been employed as an executive of another entity where any the HCBC executives serve on that entity's compensation committee.

All committee members must be able to read and understand fundamental financial statements, including the company's balance sheet, income statement, and cash flow statement. At least one director must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current of past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

COMMITTEE RESPONSIBILITIES

The audit committee will be responsible for recommending the independent auditor to the board of directors, meeting with the auditor and reviewing the independent audit.

1)   Auditor Independence
     To be considered as independent, the auditor will not have any financial interest in HCBC or any of its affiliates. This includes stock ownership in and/or loans from HCBC or any of its affiliates. The committee will be responsible for determining the auditor's independence.

2)   Auditor Recommendation
     The committee will recommend to the board of directors the selection of an independent auditor. The recommendation process will include a review of the past work of the current auditor. If deemed necessary, additional bids may be obtained from other auditors.

3)   Audit Review
     The committee will meet with the auditors and review the independent audit. The committee should discuss any problems the auditors had during the review with the accounting policies in the organization. They should also discuss the reasons for any qualified opinions by the independent auditors. The committee will accept the audit prior to the presentation to the board of directors.

INDEPENDENT AUDITOR RESPONSIBILITY

The independent auditor must notify the committee of any situation, which would affect his or her independence. The auditor will also follow generally accepted auditing standards related to reporting and independence.


ANNUAL REVIEW

The audit committee and the board of directors of High Country Bancorp will review and assess the adequacy of this charter on an annual basis.

                                 REVOCABLE PROXY
                           HIGH COUNTRY BANCORP, INC.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 30, 2001
--------------------------------------------------------------------------------


     The undersigned hereby appoints Larry D. Smith, Richard A. Young and Timothy R. Glenn powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of High Country Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado on Tuesday, October 30, 2001 at 5:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                                                         VOTE
                                                                         FOR            WITHHELD
                                                                         ----           --------
     1.   The election  as directors of all the nominees
          listed below (except as marked to the
          contrary below).

            Philip W. Harsh                                              [  ]             [  ]
            Scott G. Erchul                                              [  ]             [  ]

          INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY
          INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME
          ON THE LINE PROVIDED BELOW.

          _______________________________________


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS
                    ---
PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSONS AS DIRECTORS WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting, dated October 4, 2001 and an Annual Report to Stockholders for the 2001 fiscal year.

Dated: ________________________, 2001





______________________________________      ____________________________________
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


______________________________________      ____________________________________
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------